UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 2, 2013

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilshire Boulevard, Los Angeles,
California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On December 2, 2013, Jung Hak Son, Executive Vice President and Chief Marketing Officer of Wilshire Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Wilshire Bank (the “Bank”), notified the Company and the Bank of his resignation effective December 4, 2013.  Mr. Son’s departure is not due to any disagreements with the Bank or the Company.

The Company and the Bank have agreed to pay for Mr. Son’s COBRA premium payments until February 28, 2014. Such COBRA premium payments will be discontinued if Mr. Son begins full-time employment with another company prior to February 28, 2014.

The Company’s press release related to Mr. Son’s resignation is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01                                    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits

Exhibit 99.1          Press release, dated December 6, 2013, issued by Wilshire Bancorp, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

Date: December 6, 2013	By:	/s/ Alex Ko
Alex Ko, Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 6, 2013, issued by Wilshire Bancorp, Inc.